SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): January 20, 2005

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                                                                          Regulation FD Disclosure

On January 20, 2005, WJ Communications, Inc., (the “Company”) issued a press release announcing that it had signed a definitive agreement to acquire privately held Telenexus, Inc., a Texas corporation.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                                                                          Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated January 20, 2005 announcing that the Company had signed a definitive agreement to acquire privately held Telenexus, Inc., a Texas corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ EPHRAIM KWOK
Ephraim Kwok
Chief Financial Officer
(principal financial officer)

Dated:  January 25, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release dated January 20, 2005.